                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12
     _____________________________________________________________________
                                  Mizar, Inc.
               (Name of Registrant as Specified In Its Charter)
     _____________________________________________________________________

                            Charles D. Brockenbush
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee:

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies
    (2)  Aggregate number of securities to which transaction applies
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
         __/ Set forth the amount on which the filing fee is calculated and state how it was determined.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid
         (2) Form, Schedule or Registration Statement No.:
         (3)  Filing Party
         (4)  Date Filed

                                  MIZAR, INC.
                                2410 Luna Road
                            Carrollton, Texas 75006

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD NOVEMBER 14, 1996


To the holders of common stock of
Mizar, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mizar, Inc. (the "Company") will be held at the Hyatt Regency DFW, D/FW Airport, Texas, on November 14, 1996 at 10:00 a.m., local time, for the following purposes:

         (a)  To elect five directors of the Company; and

         (b) To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on September 27, 1996, are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

    Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return the enclosed proxy card in the enclosed envelope (which requires no postage if mailed in the United States).



                              By Order of the Board of Directors


                              John L. Rynearson
                              Secretary


Carrollton, Texas
October 8, 1996

                                  MIZAR, INC.
                                2410 Luna Road
                            Carrollton, Texas 75006


                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD NOVEMBER 14, 1996

    This Proxy Statement is furnished to stockholders of Mizar, Inc., a Delaware corporation (the "Company" or "Mizar"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on November 14, 1996, and at any and all adjournments or postponements thereof. Proxies in the form enclosed will be voted at the meeting, if properly executed, returned to the Company prior to the meeting and not revoked. The proxy may be revoked at any time before it is voted by giving written notice to the Secretary of the Company.

    This Proxy Statement and accompanying form of proxy are being mailed to the Company's stockholders on or about October 8, 1996. The Company's Annual Report, covering the Company's fiscal year ended June 30, 1996, is enclosed herewith but does not form any part of the materials for solicitation of proxies.

                       ACTION TO BE TAKEN AT THE MEETING

    Only holders of record of common stock at the close of business on September 27, 1996, (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, the Company had outstanding, and entitled to vote at the Annual Meeting, approximately 4,972,188 shares of common stock. The presence, either in person or by properly executed proxy, of the holders of record of a majority of the common stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting.

    At the Annual Meeting, holders of the Company's common stock will consider and vote for the election as directors of the Company David H. Irwin, Douglas E. Johnson, John L. Rynearson, Robert G. Smith and Samuel K. Smith. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in his stead of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

    Holders of record of common stock are entitled to one vote per share. The election as a director of each nominee requires the affirmative vote of the holders of record of a plurality of the outstanding voting power of the shares of common stock represented, in person or by proxy, at the Annual Meeting.

   The accompanying proxy, unless the stockholder otherwise specifies in the proxy, will be voted (i) for the election as directors of the Company of the five nominees set forth above and (ii) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof. Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. Abstentions will be included in vote totals and, as such, will have the same effect on any proposal other than the election of directors as a negative vote. Broker non-votes will not count for or against the matters to be voted on at the Annual Meeting.

   If any other matter or business is brought before the meeting, the proxy holders may vote the proxies in their discretion. The directors do not know of any such other matter or business.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK

   The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of September 27, 1996 for (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (iii) each of the named executive officers, and (iv) all of the directors and officers of the Company as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each stockholder identified in the table possesses sole voting and investment power with respect to its or his shares.



                                                          SHARES BENEFICIALLY OWNED (1)
                                                          -----------------------------

             NAME                                               NUMBER    PERCENT
             ----                                               ------    -------

DIRECTORS AND EXECUTIVE OFFICERS:

David H. Irwin(2)                                               565,352     10.8%

John L. Rynearson(3)                                            393,000      7.8

John L. Marshall(4)                                             336,980      6.7

Douglas E. Johnson(5)                                           227,511      4.5

Charles F. Jones                                                 85,000      1.7

Robert G. Smith                                                  42,500        *

Samuel K. Smith                                                  42,500        *

All directors and officers as a group                         1,695,843     31.2
 (10 individuals)

MORE THAN 5% STOCKHOLDERS:

Heartland Advisors, Inc.(6)                                     619,500     12.5

Kennedy Capital Management, Inc.(7)                             270,000      5.4


*  Less than one percent.
(1) Includes shares   issuable upon exercise of stock options which were vested
    prior to November 26, 1996.
(2) Includes 68,000 shares owned by trusts for the benefit of Mr. Irwin's children. Mr. Irwin disclaims beneficial ownership of such shares. Mr. Irwin's address is 2410 Luna Road, Carrollton, Texas 75006.
(3) Mr. Rynearson's address is 6221 E.   Pershing Avenue, Scottsdale, Arizona
    85254.
(4) Mr. Marshall's address is 2410 Luna Road, Carrollton, Texas 75006.
(5) Includes 185,000 shares owned by Mr. Johnson's wife. Mr. Johnson disclaims beneficial ownership of these shares. Mr. Johnson's address is 6331 Cypress Drive, Excelsior, Minnesota 55331.
(6) Based on information contained in Schedule 13G dated as of August 9, 1996. The shares of common stock indicated are held in investment advisory accounts. As a result, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities. The address of Heartland Advisors, Inc. is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.
(7) Based on information obtained from Kennedy Capital Management, Inc. The
    address of Kennedy Capital Management, Inc. is 425 North New   Ballas Road,
    St. Louis, Missouri 63141.



                                ELECTION OF DIRECTORS

   A brief description of each director of the Company is provided below. Directors hold office until the next annual meeting of the stockholders or until their successors are elected and qualified.

   David H. Irwin, 48, has served in various capacities at Mizar since 1991.
Mr. Irwin has in excess of 25 years of sales, marketing and general management experience with several technology companies. As the President of Bridge Management, Inc., a management consulting firm, he served as the interim President and Chief Executive Officer of the Company from June to October 1991 in order to initiate the board of directors' strategic plan to reposition the Company. He continued to serve as a director of the Company until 1993, whereupon he resumed the additional duties of interim President and Chief Executive Officer initially through Bridge Management, Inc. and subsequently as a principal of Excelsior Investment Group, Ltd., a management consulting and private merchant banking firm. Effective May 1994, Mr. Irwin ceased his consulting practice and became a full time employee of the Company. Prior to his association with the Company, Mr. Irwin served as President and a principal shareholder of Elanco Inc., a manufacturing company. Mr. Irwin's prior experience includes management positions with ADC Telecommunications, Inc., Graco, Inc. and Cytrol, Inc.

   Douglas E. Johnson, 52, a director since 1990, is the Chairman and Chief Executive Officer of Silicon Biology, Inc., a privately held high-technology software and services company. He has been associated with Silicon Biology since October 1995. From January to September 1995 he was managing director of Headwaters Capital Corporation, an investment management firm. From 1990 to 1994, he provided management consulting and merchant banking services to privately owned companies, including since 1993 as a principal of Excelsior Investment Group, Ltd.

   John L. Rynearson, 49, a director since 1982, co-founded Mizar in 1982 and held a variety of technical and managerial positions with Mizar until 1991. He has served as the Technical Director of VITA (VME International Trade Association) since 1993. From 1992 to 1993, he served as President of Rystar, Inc., a VME training company. From 1991 to 1992, he held management positions with CIM, Inc. and Concurrent Knowledge Systems, Inc., which are in the computer industry.

   Robert G. Smith, 61, a director since 1991, has been an independent consultant for technology companies since founding RGS Associates, Inc. in 1988. From 1983 to 1988, he was the Chief Financial Officer of Sun Microsystems, Inc.

   Samuel K. Smith, 64, a director since 1994, has been an independent consultant for technology companies since 1993. From 1984 until 1993, Mr. Smith was a special partner of Sevin-Rosen Management Co., a venture capital firm.
Mr. Smith serves as a director of Sun River Corporation. Mr. Smith also served as the Chairman of the Board of Landmark Graphics, Inc. until its acquisition by Halliburton Co. in October 1996.

   Each of the Company's directors holds office until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified or until their earlier death, resignation or removal. The Company's officers are elected annually by, and serve at the discretion of, the Board of Directors.

   The Board of Directors held five meetings in fiscal 1996. No director attended fewer than 75% of the meetings of the Board (and any committees thereof) which they were required to attend, other than Robert Smith who did not attend two meetings.

Committees of the Board of Directors

   The Audit Committee, comprised of Messrs. Rynearson and Robert Smith, is empowered to recommend to the Board the appointment of the Company's independent public accountants and to periodically meet with such accountants to discuss their fees, audit and non-audit services, and the internal controls and audit results for the Company. The Audit Committee also is empowered to meet with the Company's accounting personnel to review accounting policies and reports. The Audit Committee met four times during fiscal 1996.

   The Compensation Committee, comprised of Messrs. Johnson and Samuel Smith, met three times during fiscal 1996. See "Report of the Compensation Committee" included elsewhere in this Proxy Statement.

                            EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee of the Board of Directors (the "Committee") is comprised of Douglas E. Johnson and Samuel K. Smith, both nonemployee directors. The Committee is responsible for setting and administering the policies governing cash compensation and stock option grants to the Company's executive officers. In carrying out its duties, the Committee reviews compensation surveys and other available information regarding salary, bonus and stock options with a particular focus on companies in similar industries and of comparable size.

    The goals of the Committee's executive compensation program are to 1) align executive compensation with the Company's performance and, 2) attract, retain and reward executive officers who contribute to the Company's success. The compensation philosophy of the Committee is that annual compensation should be significantly leveraged on the basis of the Company's performance. To achieve this leverage, executive compensation is comprised of a base salary, contingent cash bonus and stock options. If agreed-upon performance objectives are met (both corporate and individual) the annual cash compensation paid to executive officers will generally approximate that of comparable companies. The annual cash compensation paid to executive officers may exceed the average of comparable companies if the agreed-upon objectives are exceeded.

    With respect to fiscal 1996, the majority of contingent bonus compensation was based upon the Company meeting certain defined revenue growth and return on asset goals. The Company did not meet the revenue growth goal, and therefore, no bonus was earned. In addition, certain executive officers, including Mr. Irwin, were eligible to earn additional contingent bonus compensation if certain defined individual performance goals were met. Mr. Irwin's individual performance goals included the completion of an initial public offering of the Company's common stock and the building of an executive management team capable of supporting the Company's future anticipated growth. Certain of Mr. Irwin's individual goals and those of other eligible executive officers were met in 1996. However, since it is the Committee's intention (and the entire Board of Directors) to ensure that executive compensation is closely aligned with Company performance, especially as it relates to the defined revenue growth goal of Mizar during 1996, the Committee, with the concurrence and support of the executive officers, determined that there would be no bonuses awarded in 1996 with respect to individual goal achievement.

    The Committee strives to maintain the equity position of all executive officers at competitive levels with comparable companies. The Committee believes that employee equity ownership provides critical additional motivation to executive officers to maximize value for the Company's stockholders, and therefore makes periodic grants of stock options. Option grants to executive officers are based upon the relative positions and responsibilities of each executive officer, the historical and expected contributions of that officer to the Company and previous grants to that officer. Certain changes in control of the Company will cause the options to vest immediately. The Committee believes that stock options serve to align the interests of executive officers closely with other stockholders because of the direct benefit executive officers receive through improved stock performance. During fiscal 1996, the Committee granted an option to purchase 8,500 shares of common stock to Mr. Irwin due to his achievement of individual performance goals as it relates to fiscal 1995.

Compensation Committee


Douglas E. Johnson
Samuel K. Smith


SUMMARY OF EXECUTIVE COMPENSATION

    The following table sets forth information concerning cash compensation paid or accrued by the Company during the two-year period ended June 30, 1996, to or for the Company's Chief Executive Officer and the two other highest compensated executive officers of the Company whose total salary and bonus exceeded $100,000.

SUMMARY COMPENSATION TABLE

                                                                                                       LONG-TERM
                                                                                                      COMPENSATION
                                                                                                         AWARDS
                                                           ANNUAL COMPENSATION                           ------
                                             -----------------------------------------------------     SECURITIES
                                                                                       OTHER ANNUAL    UNDERLYING
NAME AND PRINCIPAL POSITION                  YEAR          SALARY          BONUS       COMPENSATION      OPTIONS
---------------------------                  ----          ------          -----       ------------      -------
David H. Irwin, President                    1996         $200,000        $    -          $   -            8,500
  and Chief Executive Officer                1995          183,077         93,546             -          544,000

John L. Marshall, Senior Vice President,     1996         $112,949        $    -          $   -               -
  Sales and Marketing                        1995          107,385         55,076             -          119,000

Charles F. Jones, Vice President,            1996         $106,600        $    -          $4,500              -
  Operations                                 1995          102,308         32,937          6,000              -


    None of the named executive offices received perquisites and other personal benefits, securities or property in excess of the lesser of $50,000 or 10% of such officer's total annual salary and bonus.

EMPLOYMENT AGREEMENTS

    In 1994, the Company entered into employment agreements with each of Mr. Irwin and Mr. Marshall. Each of the agreements provides for the payment of base salary amounts, participation in executive bonus plans and participation in other employee benefit plans. The term expires on April 30, 1998 for Mr. Irwin and December 31, 1997 for Mr. Marshall. Each agreement entitles the employee to receive severance payments if the Company terminates his employment without good cause or, in the case of Mr. Marshall, if he terminates his employment for good reason. Such severance payments equal an aggregate of $225,000 for Mr. Irwin, and equal six months' salary and bonus for Mr. Marshall (one year in the event of a change of control of the Company).

STOCK OPTIONS

    The Company maintains its stock option plan (the "Option Plan") which provides for the grant of options to eligible employees and directors for the purchase of common stock of the Company. The Option Plan covers, in the aggregate, a maximum of 2,177,500 shares of common stock. The Option Plan provides for the granting of both incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986) and nonqualified stock options (options which do not meet the requirements of Section 422). Under the Option Plan, the exercise price may not be less than the fair market value of the common stock on the date of the grant of the option.

    The Compensation Committee of the Board of Directors (the "Committee") administers and interprets the Option Plan and is authorized to grant options thereunder to all eligible employees of the Company, including officers. The Committee designates the optionees, the number of shares subject to the options and the terms and conditions of each option. Options under the Option Plan generally vest over a 48 month period. Certain changes in control of the Company will cause the options to vest immediately. Each option granted under the Option Plan must be exercised, if at all, during a period established in the grant which may not exceed 10 years from the date of grant. An optionee may not transfer or assign any option granted and may not exercise any options after a specified period subsequent to the termination of the optionee's employment with the Company.

DIRECTOR OPTION PLAN

    In July 1995, the Company adopted a Directors' Stock Option Plan (the "Director Plan"), which provides for the grant of nonqualified stock options to non-employee directors of the Company. The Director Plan covers, in the aggregate, a maximum of 75,000 shares of common stock.

    Under the Director Plan, on each November 15 (commencing in 1995, although Messrs.

Johnson, R. Smith and S. Smith are not eligible to participate until November 15, 1998), options to purchase 8,500 shares of common stock at the then fair market value will be automatically granted to each non-employee director then serving. Such options will be immediately vested in full. Each option granted under the Director Plan must be exercised, if at all, during a period established in the grant, which may not exceed 10 years from the date of grant. An optionee may not transfer or assign any options granted and may not exercise any options after a specified period subsequent to the termination of the optionee's service on the Board of Directors.

OPTION GRANTS

    The following table sets forth, as to each executive officer named in the Summary Compensation Table above, the number of shares of common stock subject to options granted during the year ended June 30, 1996 and the per share exercise price for such options.

OPTION GRANTS IN FISCAL 1996

                                                                         POTENTIAL REALIZABLE
                    NUMBER OF     PERCENT OF                               VALUE AT ASSUMED
                   SECURITIES    TOTAL OPTIONS                           ANNUAL RATES OF STOCK
                   UNDERLYING       GRANTED        EXERCISE              PRICE APPRECIATION FOR
                     OPTIONS     TO EMPLOYEES        PRICE    EXPIRATION     OPTION TERM(2)
    NAME            GRANTED(1)   IN FISCAL YEAR    PER SHARE     DATE         5%        10%
    ----            ----------   --------------    ---------     ----         --        ---
David H. Irwin          8,500         4.3%           $8.50      7/18/05     $45,438   $115,148

John L. Marshall          -            n/a             n/a        n/a          n/a       n/a

Charles F. Jones          -            n/a             n/a        n/a          n/a       n/a


(1) All options were granted under the Option Plan.
(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance the value realized by an executive officer will be at or near the assumed 5% or 10% levels.

TABLE OF OPTION EXERCISES AND YEAR-END OPTION VALUES

    The following table sets forth information with respect to the named executive officers concerning the exercise of options during fiscal 1996 and unexercised options to purchase shares of the Company's common stock held by them at June 30, 1996.


                   SHARES                                                     VALUES OF UNEXERCISED
                  ACQUIRED                     NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS(1)
                     ON        VALUE         OPTIONS AT FISCAL YEAR-END          AT FISCAL YEAR-END
     NAME         EXERCISE    REALIZED      EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
     ----         --------    --------      -----------     -------------    -----------    -------------
David H. Irwin     68,000     $524,800        267,716           208,284       $1,530,706      $1,190,894

John L. Marshall   42,500     $331,300         57,126            61,874       $  328,482      $  356,868

Charles F. Jones       -      $     -              -                 -        $       -       $       -

(1) Based on the closing price of the common stock on June 28, 1996, which was $6.50 per share.


DIRECTOR COMPENSATION

    The Company does not pay any annual retainer or per meeting fees to its directors. The Company reimburses all of the directors for their out-of-pocket expenses in connection with performing their duties as directors of the Company. In addition, each such director is granted options under the Director Plan to purchase shares of common stock.

CERTAIN FILINGS BY EXECUTIVE OFFICERS AND DIRECTORS

    Under the securities laws of the United States, the Company's directors, executive officers and persons who own more than 10% of the Company's common stock are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates have been established for these reports, and the Company is required to disclose in this proxy statement any failure to file by these dates. All of these filing requirements were satisfied.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Company's Board of Directors consists of two members, Messrs. Douglas E. Johnson and Samuel K. Smith. Neither Mr. Johnson nor Mr. Smith was at any time during the fiscal year ended June 30, 1996, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                                STOCK PRICE PERFORMANCE

    The Company completed the initial public offering of its common stock in September 1995. Prior to such date, there was no established market for its common stock. Set forth below is a line graph indicating a comparison of cumulative total returns (change in stock price plus reinvested dividends) for the Company's common stock from the initial offering price of $8.50 on September 28, 1995 through June 30, 1996 as contrasted with (i) NASDAQ Market Index and
(ii) a peer group index consisting of companies with the same 4 digit SIC code as the Company (3571). This SIC grouping is defined as "Electronic Computers." The Company relied upon information provided by another firm with respect to the contents of the chart. The Company did not attempt to validate the information supplied to it other than review it for reasonableness. Each index assumes $100 invested at September 28, 1995 and is calculated assuming reinvestment of dividends.


                                     FISCAL YEAR ENDING
                            -----------------------------------------
COMPANY             BASE    9/30/95    12/31/95    3/31/96    6/30/96
-------            ------   -------    --------    -------    -------
MIZAR, INC.        100.00    107.41     100.00       67.65      76.47
INDUSTRY INDEX     100.00    100.00      96.72      104.85     105.60
BROAD MARKET       100.00    100.00      99.20      103.78     111.47


                            STOCKHOLDERS' PROPOSALS

    Any proposals that stockholders of the Company desire to have presented at the 1997 annual meeting of stockholders must be received by the Company at its principal executive offices no later than June 9, 1997.


                                 MISCELLANEOUS

    The accompanying proxy is being solicited on behalf of the Board of Directors of the

Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors and regular officers and employees of the Company. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

    Representatives of Arthur Andersen LLP, the Company's independent auditors, are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire and to be available to respond to appropriate questions.



                        By Order of the Board of Directors

                        John L. Rynearson
                        Secretary


Carrollton, Texas
October 8, 1996

                                     PROXY
                                  MIZAR, INC.

  The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Mizar, Inc. (the "Company") to be held on November 14, 1996, at 10:00 a.m., local time, and the Proxy Statement in connection therewith, and (b) appoints David H. Irwin and Charles D. Brockenbush, or each of them, his proxies, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

ELECTION OF DIRECTORS[_]   FOR nominees listed below except as marked to the
                           contrary below

                     [_] WITHHOLD AUTHORITY to vote for all nominees listed below

David H. Irwin, Douglas E. Johnson, John L. Rynearson, Robert G. Smith and Samuel K. Smith

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

--------------------------------------------------------------------------------

  If more than one of the proxies listed above shall be present in person or by substitute at the meeting or any adjournment thereof, the majority of said proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

  THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS.


                                       P
                                       R
                                       O
                                       X
                                       Y

  The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                            Dated: ____________________________


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                                                         Signature

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                                                (Signature if held jointly)

                                            Please date the proxy and sign
                                            your name exactly as it appears
                                            hereon. Where there is more than
                                            one owner, each should sign. When
                                            signing as an attorney,
                                            administrator, executor, guardian
                                            or trustee, please add your title
                                            as such. If executed by a
                                            corporation, the proxy should be
                                            signed by a duly authorized
                                            officer. Please sign the proxy and
                                            return it promptly whether or not
                                            you expect to attend the meeting.
                                            You may nevertheless vote in
                                            person if you do attend.

                                       P
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                                       O
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